POWER OF ATTORNEY

The undersigned Trustee of Ultimus Managers Trust, an Ohio business trust, hereby constitutes and appoints Khimmara Greer, David James, Natalie S. Anderson, Thomas W. Steed III, and Kate A. McCurry, and each of them, attorneys for the undersigned and in his or her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of November, 2021.

/s/ David R. Carson

Print Name: David R. Carson

POWER OF ATTORNEY

The undersigned Trustee of Ultimus Managers Trust, an Ohio business trust, hereby constitutes and appoints Khimmara Greer, David James, Natalie S. Anderson, Thomas W. Steed III, and Kate A. McCurry, and each of them, attorneys for the undersigned and in his or her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of November, 2021.

/s/ Janine L. Cohen

Print Name: Janine L Cohen

POWER OF ATTORNEY

The undersigned Trustee of Ultimus Managers Trust, an Ohio business trust, hereby constitutes and appoints Khimmara Greer, David James, Natalie S. Anderson, Thomas W. Steed III, and Kate A. McCurry, and each of them, attorneys for the undersigned and in his or her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of November, 2021.

/s/ David Deptula

Print Name: David Deptula

POWER OF ATTORNEY

The undersigned Trustee of Ultimus Managers Trust, an Ohio business trust, hereby constitutes and appoints Khimmara Greer, David James, Natalie S. Anderson, Thomas W. Steed III, and Kate A. McCurry, and each of them, attorneys for the undersigned and in his or her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 2th day of November, 2021.

/s/ Robert Morrison

Print Name: Robert Morrison

POWER OF ATTORNEY

The undersigned Trustee of Ultimus Managers Trust, an Ohio business trust, hereby constitutes and appoints Khimmara Greer, David James, Natalie S. Anderson, Thomas W. Steed III, and Kate A. McCurry, and each of them, attorneys for the undersigned and in his or her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of November, 2021.

/s/ Clifford Schireson

Print Name: Clifford Schireson

POWER OF ATTORNEY

The undersigned Trustee of Ultimus Managers Trust, an Ohio business trust, hereby constitutes and appoints Khimmara Greer, David James, Natalie S. Anderson, Thomas W. Steed III, and Kate A. McCurry, and each of them, attorneys for the undersigned and in his or her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of November, 2021.

/s/ Jaqueline Williams

Print Name: Jaqueline Williams